                       [REPRESENTATION OF GRAPHIC IMAGE]

                                   NAVELLIER
                         VARIABLE INSURANCE SERIES FUND

                               SEMIANNUAL REPORT
                                 JUNE 30, 2000

                                                SEMIANNUAL REPORT, JUNE 30, 2000
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                                 August 25, 2000

Dear Shareholder:

    The first six months of the year 2000 have quite frankly been one of the most volatile periods in the history of the U.S. stock market. We saw a correction at the end of the first quarter of the year and at the beginning of April, especially in the NASDAQ market. Then after the tail end of the last quarterly earnings announcement season in May, the stock market went into a low volume meltdown that saw stock prices erode by up to 30% in about three weeks. Such meltdowns are always a possibility, because the stock market is more volatile than ever before. We have to admit that we have been surprised by the degree of NASDAQ volatility that now exists.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH PORTFOLIO

       GROWTH PORTFOLIO  RUSSELL 2000  RUSSELL 2000 GROWTH
2/98         $10,000.00    $10,000.00           $10,000.00
3/98         $10,500.00    $10,412.00           $10,420.00
4/98         $10,520.00    $10,469.27           $10,483.56
5/98         $10,140.00     $9,904.97            $9,721.41
6/98         $10,440.00     $9,925.77            $9,820.57
7/98          $9,990.00     $9,121.79            $9,000.55
8/98          $7,930.00     $7,350.33            $6,923.22
9/98          $8,610.00     $7,925.87            $7,625.24
10/98         $8,740.00     $8,249.24            $8,023.27
11/98         $9,730.00     $8,681.50            $8,645.88
12/98        $11,220.00     $9,218.89            $9,428.33
1/99         $12,680.00     $9,341.38            $9,852.43
2/99         $11,720.00     $8,584.79            $8,951.16
3/99         $12,750.00     $8,718.81            $9,269.97
4/99         $13,350.00     $9,500.02           $10,088.51
5/99         $12,850.00     $9,638.72           $10,104.65
6/99         $14,340.00    $10,074.39           $10,637.16
7/99         $14,200.00     $9,798.35           $10,308.47
8/99         $14,470.00     $9,435.81            $9,922.94
9/99         $14,660.00     $9,437.70           $10,114.45
10/99        $17,010.00     $9,475.92           $10,373.53
11/99        $18,430.00    $10,041.73           $11,470.38
12/99        $21,616.10    $11,178.45           $13,492.06
1/00         $21,565.79    $10,998.94           $13,366.50
2/00         $29,717.11    $12,815.26           $16,476.41
3/00         $25,923.22    $11,970.34           $14,744.48
4/00         $25,279.17    $11,250.06           $13,255.77
5/00         $21,817.37    $10,594.34           $12,095.05
6/00         $23,326.88    $11,517.89           $13,657.50

                                  VARIABLE INSURANCE SERIES FUND
                                                            GROWTH                    RUSSELL 2000
TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2000              PORTFOLIO   RUSSELL 2000      GROWTH
---------------------------------------------------------  ---------   ------------   ------------
Six Months                                                    7.91%         3.04%          1.23%
Annualized Since Inception+                                  43.62%         6.23%         14.25%
Value of a $10,000 investment over Life of Fund+           $23,327       $11,518        $13,658
+Inception February 27, 1998

    Due to the recent volatility, the stock market is now obsessed with fundamentals. Stocks without earnings, such as Amazon.com, have been severely punished. Not only is the stock market demanding strong earnings growth from stocks, but the stock market is also seeking out those stocks that will have consistent, predictable growth in the upcoming months. This is the perfect environment for the stocks in our fund. It appears that institutional investors are gravitating toward the fundamentally superior stocks that we favor, and the analyst community continues to upgrade their earnings estimates for many of our stocks. As a result, we remain confident that our favorite stocks will continue to appreciate after their third and fourth quarter earnings results are released.

    The Navellier Variable Insurance Series Fund posted a return of 7.91% for the six months ending June 30, 2000, compared to the Russell 2000 Growth Index, up 1.23% for the same period. This is a very good return considering the volatile market conditions we witnessed in the second quarter.

    Many investors believe that the recent volatility in the stock market is tied to the uncertainty surrounding the Federal Reserve Board, the direction of interest rates, and the slowdown of the U.S. economy. This is partially correct. However, the truth of the matter is that the majority of the volatility on Wall Street can be traced directly to the NASDAQ reforms that were imposed by the Justice Department back at the beginning of 1997. Prior to those NASDAQ reforms, the NASDAQ market rarely exceeded more than 1% daily volatility, since then, daily volatility of over 10% is not uncommon.

    Semiconductor companies have been hit hard recently on concerns that the chip boom has peaked and will start to drop off. In an attention-grabbing report, Salomon Smith Barney analyst Jonathan J. Joseph warned that hard-to-find chips were becoming easier and cheaper to buy, while chipmakers continued to ramp up capacity. The report sent semiconductor stocks such as National Semiconductor and Texas Instruments spiraling downward. However, there is some good news for semiconductor stocks long-term. The analyst community states that sales will likely pick up next year as global demand for personal computers increases. A rebound in wireless cell-phone sales should also help the semiconductor sector late this year and early next year. We plan to continue holding specialty semiconductor companies, especially those with healthy operating margins, such as Applied Micro Circuits, that should continue to post record earnings in the upcoming quarters.

    During the past few years, 90% of the money pouring into the stock market chased less than 10% of the stocks. However, it now appears that the breadth and power of the overall stock market is expanding. Fortunately, the previous narrow stock market environment benefited many stocks in our fund. Now that the breadth and power of the overall stock market is expanding and is now encompassing many interest-sensitive value stocks, it is possible that some money that would normally flow into the growth stocks might wander over to selected value stocks. The fact that the breadth and power of the stock market is all of a sudden expanding is now painting a very bullish outlook for the overall stock market.

    Our forecast for the upcoming period is as follows: we expect the current stock market rally to have at least four major waves of buying pressure. The first wave of buying pressure started in August, after long-term bond yields fell and it became very clear that inflationary pressures were diminishing and the Federal Reserve Board would not need to raise key interest rates further. The second wave of buying pressure will start after Labor Day when trading volume traditionally surges after senior traders return from their summer hiatus. The third wave of buying pressure will commence in mid-to-late September when earnings pre-announcement season arrives and the analyst community revises their earnings estimates higher for many stocks in our funds. The final wave of buying pressure will arrive in mid-October and continue into early November as the third quarter earnings are announced. By the time the Presidential elections arrive in early November, the stock market may be overbought and ripe for consolidation. However, we expect that the stock market will have its traditional year-end rally starting around Thanksgiving, so we are expecting smooth sailing for the remainder of the year. The high-flying growth stocks are now facing increasing competition from value stocks, so although the stock market's breadth and power is expanding, it may actually divert some of the money that has been flowing into growth stocks. Although value stocks will likely perform well during the first two waves of the four-stage rally that we foresee, we suspect that when investors turn their attention towards earnings, growth stocks will lead the third and fourth stages of the rally which will be earnings driven. This is truly a wonderful time to be invested in the stock market. Everything has fallen into place to launch a powerful stock market rally. Interest rates have peaked, corporate earnings remain extremely strong, trading volume is about to surge and the Presidential election cycle is now in full force. In other words, this is as good as it gets!

    Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at (800) 887-8671 or visit our web site at www.navellier.com, where we invite you to take advantage of our complimentary weekly market commentary service, "Fund Mail."

Sincerely,

/s/ Louis G. Navellier                         /s/ Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER VARIABLE INSURANCE SERIES FUND PROSPECTUS.

THE PRECEDING CHARTS AND PERFORMANCE NUMBERS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.

PLEASE BE AWARE THAT PAST PERFORMANCE IS NO INDICATION OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INDICES:

Russell 2000-Registered Trademark- Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Russell 2000-Registered Trademark- Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000-Registered Trademark- Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THESE INDICES ARE CONSIDERED REPRESENTATIVE OF PERTINENT MARKET SECTORS IN GENERAL. NONE ARE INVESTMENT PRODUCTS AVAILABLE FOR SALE.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000
(UNAUDITED)
GROWTH PORTFOLIO

------------------------------------------------------------------
                                                      MARKET VALUE
               SHARES                                     (NOTE 1)
------------------------------------------------------------------
COMMON STOCKS -- 91.1%
BIOTECHNOLOGY AND DRUGS -- 4.5%
         3,400          CuraGen Corp.*                 $  129,413
         2,400          MedImmune, Inc.*                  177,600
                                                       ----------
                                                          307,013
                                                       ----------
BUSINESS SERVICES -- 3.7%
         2,900          Diamond Technology
                          Parterners, Inc.*               255,200
                                                       ----------
COMMUNICATION EQUIPMENT AND SERVICES -- 17.9%
         1,950          ADTRAN, Inc.*                     116,756
         2,710          Advanced Fibre
                          Communications, Inc.*           122,797
         2,800          Aspect Communications
                          Corp.*                          110,075
         1,600          Digital
                          Lightwave, Inc.*                160,900
         1,300          Emulex Corp.*                      85,394
         1,600          Macrovision Corp.*                102,275
         1,900          Powertel, Inc.*                   134,781
         3,900          Powerwave
                          Technologies, Inc.*             171,600
         2,980          Scientific-Atlanta, Inc.          222,010
                                                       ----------
                                                        1,226,588
                                                       ----------
COMPUTER EQUIPMENT AND SERVICES -- 10.1%
         3,000          CDW Computer Centers
                          Inc.                            187,500
         1,500          i2 Technologies, Inc.*            156,398
         2,080          SanDisk Corp.*                    127,270
         2,500          Silicon Storage
                          Technology, Inc.*               220,781
                                                       ----------
                                                          691,949
                                                       ----------
COMPUTER SOFTWARE AND PROGRAMMING -- 10.2%
         2,130          Adobe Systems, Inc                276,900
         3,540          BroadVision, Inc.*                179,876
         2,500          Mercury Interactive
                          Corp.*                          241,875
                                                       ----------
                                                          698,651
                                                       ----------
ELECTRONIC PRODUCTS -- 13.6%
         5,100          AVX Corp.                         116,981
         2,000          Burr-Brown Corp.*                 173,375
         2,900          DSP Group, Inc.*                  162,400
         4,320          KEMET Corp.*                      108,270
         1,800          Power-One Inc.                    205,088
         4,500          Vishay
                         Intertechnology, Inc.*           170,718
                                                       ----------
                                                          936,832
                                                       ----------
INSTRUMENTS -- 2.7%
         1,700          Newport Corp.                     182,538
                                                       ----------

------------------------------------------------------------------
                                                      MARKET VALUE
               SHARES                                     (NOTE 1)
------------------------------------------------------------------

MEDICAL EQUIPMENT AND SUPPLIES -- 5.3%
         1,400          ArthroCare Corp.*              $   74,550
         2,000          Cytyc Corp.*                      106,750
         1,400          Techne Corp.*                     182,000
                                                       ----------
                                                          363,300
                                                       ----------
MISCELLANEOUS MANUFACTURING -- 2.1%
         2,800          Cognex Corp.*                     144,900
                                                       ----------
OIL AND GAS SERVICES -- 4.4%
         1,800          Apache Corp.                      105,863
         3,100          BJ Services Company*              193,750
                                                       ----------
                                                          299,613
                                                       ----------
SEMICONDUCTORS AND RELATED -- 16.6%
         4,080          Alpha Industries, Inc.*           179,775
         2,480          Applied Micro Circuits
                          Corp.*                          244,900
         2,100          Kopin Corp.*                      145,425
           800          SDL, Inc.*                        228,150
         3,600          TriQuint
                          Semiconductor, Inc.*            344,475
                                                       ----------
                                                        1,142,725
                                                       ----------
TOTAL COMMON STOCK
 (COST $5,770,962)                                      6,249,309
                                                       ----------
MONEY MARKET FUND -- 9.0%
       620,130          Fund for Government
                          Investors
                          (Cost $620,130)                 620,130
                                                       ----------
TOTAL INVESTMENTS -- 100.1%
 (COST $6,391,092)                                     $6,869,439
Liabilities in Excess of
  Other Assets -- (0.1%)                                   (5,147)
                                                       ----------
NET ASSETS -- 100.0%                                   $6,864,292
                                                       ==========
NET ASSETS CONSIST OF:
  Paid-in-Capital                                      $6,377,852
  Net Investment Loss                                     (21,344)
  Accumulated Net Realized Gain on Investments
                                                           29,437
  Net Unrealized Appreciation of Investments
                                                          478,347
                                                       ----------
NET ASSETS                                             $6,864,292
                                                       ==========
NET ASSET VALUE PER SHARE
  (Based on 296,168 shares outstanding)
                                                           $23.18
                                                       ==========

--------------------------

*    NON-INCOME PRODUCING

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

                                                                 GROWTH
                                                                PORTFOLIO
                                                                ---------
INVESTMENT INCOME
  Interest (Note 1).........................................    $  17,061
  Dividends (Note 1)........................................        1,246
                                                                ---------
    Total Investment Income.................................       18,307
                                                                ---------
EXPENSES
  Investment Advisory Fee (Note 2)..........................       22,469
  Administrative Fee (Note 2)...............................        6,609
  Transfer Agent and Custodian Fee (Note 3).................       13,468
  Trustees' Fees and Expenses (Note 2)......................        6,000
  Shareholder Reports and Notices...........................        3,556
  Audit Fees................................................        2,000
  Organizational Expense (Note 1)...........................        1,752
  Other Expenses............................................          695
                                                                ---------
    Total Expenses..........................................       56,549
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................      (16,898)
                                                                ---------
      Net Expenses..........................................       39,651
                                                                ---------
NET INVESTMENT LOSS.........................................      (21,344)
                                                                ---------

Net Realized Loss on Investments............................      (28,280)
Change in Net Unrealized Appreciation of Investments........     (345,942)
                                                                ---------
NET LOSS ON INVESTMENTS.....................................     (374,222)
                                                                ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(395,566)
                                                                =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        GROWTH PORTFOLIO
                                                                  ----------------------------
                                                                   FOR THE SIX    FOR THE YEAR
                                                                  MONTHS ENDED       ENDED
                                                                  JUNE 30, 2000   DECEMBER 31,
                                                                   (UNAUDITED)        1999
                                                                  -------------   ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................       $  (21,344)     $   (7,094)
  Net Realized Gain (Loss) on Investment Transactions.......          (28,280)        103,746
  Change in Net Unrealized Appreciation of Investments......         (345,942)        779,531
                                                                   ----------      ----------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations............................................         (395,566)        876,183
                                                                   ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gains...................................               --         (17,346)
                                                                   ----------      ----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.........................        5,762,392       1,772,191
  Reinvestment of Distributions.............................               --          17,346
  Cost of Shares Redeemed...................................       (1,304,223)        (51,232)
                                                                   ----------      ----------
    Net Increase in Net Assets Resulting from Share
      Transactions..........................................        4,458,169       1,738,305
                                                                   ----------      ----------
    TOTAL INCREASE IN NET ASSETS............................        4,062,603       2,597,142
NET ASSETS -- Beginning of Period...........................        2,801,689         204,547
                                                                   ----------      ----------
NET ASSETS -- End of Period.................................       $6,864,292      $2,801,689
                                                                   ==========      ==========
SHARES
  Sold......................................................          218,626         115,039
  Issued in Reinvestment of Distributions...................               --             821
  Redeemed..................................................          (52,866)         (3,676)
                                                                   ----------      ----------
    Net Increase in Shares..................................          165,760         112,184
                                                                   ==========      ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           GROWTH PORTFOLIO
                                                           ------------------------------------------------
                                                            FOR THE SIX     FOR THE YEAR     FOR THE PERIOD
                                                           MONTHS ENDED         ENDED            ENDED
                                                           JUNE 30, 2000    DECEMBER 31,      DECEMBER 31,
                                                            (UNAUDITED)         1999             1998*
                                                           -------------    -------------    --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period.............         $21.48           $11.22           $10.00
                                                              ------           ------           ------
  Income from Investment Operations:
    Net Investment Loss..............................          (0.07)           (0.05)           (0.04)
    Net Realized and Unrealized Gain on
      Investments....................................           1.77(C)         10.44             1.26
                                                              ------           ------           ------
      Total from Investment Operations...............           1.70            10.39             1.22
                                                              ------           ------           ------
  Distributions to Shareholders
    From Net Realized Gains..........................             --            (0.13)              --
                                                              ------           ------           ------
  Net Increase in Net Asset Value....................           1.70            10.26             1.22
                                                              ------           ------           ------
  Net Asset Value -- End of Period...................         $23.18           $21.48           $11.22
                                                              ======           ======           ======

TOTAL INVESTMENT RETURN..............................           7.91%(A)        92.66%           12.20%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2)..............           1.50%(B)         1.50%            1.50%(B)
  Expenses Before Reimbursement (Note 2).............           2.12%(B)         8.23%           30.21%(B)
  Net Investment Loss After Reimbursement
    (Note 2).........................................          (0.80)%(B)       (0.85)%          (0.67)%(B)
  Net Investment Loss Before Reimbursement
    (Note 2).........................................          (1.42)%(B)       (7.60)%         (69.34)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate............................             67%              85%             129%
  Net Assets at End of Period (in thousands).........         $6,864           $2,802             $205
  Number of Shares Outstanding at End of Period (in
    thousands).......................................            296              130               18

----------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized
 (C) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

 * FROM COMMENCEMENT OF OPERATIONS FEBRUARY 27, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)

1. Significant Accounting Policies

    The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Growth Portfolio seeks to achieve long-term growth of capital primarily through investment in companies with appreciation potential. The Fund was established as a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and
(b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

      (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At June 30, 2000, unamortized organization costs of the Growth Portfolio were $9,344.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------

assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50%. This agreement is subject to termination at any time without notice to shareholders after the expiration of the twelve months from the date shares of the Growth Portfolio are first offered to the public. During the period ended June 30, 2000, the Adviser paid operating expenses of the portfolio totaling $27,471 under the operating expense agreements, the Adviser requested and the portfolio reimbursed $10,573 of such expenses.

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

    The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the six months ended June 30, 2000, Directors' fees and expenses totaled $6,000.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Directors.

4. Securities Transactions

    For the six months ended June 30, 2000, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were $7,154,892 and $3,067,241, respectively.

5. Unrealized Appreciation and Depreciation of Investments

    Unrealized appreciation and depreciation as of June 30, 2000, based on the cost for Federal income tax purposes is as follows:

                                                                  GROWTH PORTFOLIO
                                                                  ----------------
    Gross Unrealized Appreciation...............................     $1,265,083
    Gross Unrealized Depreciation...............................       (786,736)
                                                                     ----------
    Net Unrealized Appreciation.................................     $  478,347
                                                                     ==========
    Cost of Investments for Federal Income Tax Purposes.........     $6,391,092
                                                                     ==========

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